Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of DuPont Fabros Technology, Inc. (the “Company”) for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Hossein Fateh and Steven G. Osgood, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 28, 2007

By:	/s/ Hossein Fateh
Name:	Hossein Fateh
Title:	Chief Executive Officer

By:	/s/ Steven G. Osgood
Name:	Steven G. Osgood
Title:	Chief Financial Officer